UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

GenCorp Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-01520	34-0244000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California		95742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (916) 355-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2009, the Board of Directors of GenCorp Inc. (“the Company”) approved an annual base salary increase for Chris W. Conley, the Company’s Vice President, Environmental, Health and Safety.  Effective April 1, 2009, Mr. Conley’s base salary of $208,008 will be increased by 3% to $214,248 per annum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2009	GENCORP INC.

	By:	/s/ Kathleen E. Redd
		Name:	Kathleen E. Redd
		Title:	Vice President, Chief Financial Officer and Secretary